EX-99.906

           Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Dennis Mooradian, President of HighMark Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  10/5/12                         /s/ Dennis Mooradian
     ------------------                ---------------------------------------
                                       Dennis Mooradian, President
                                       (principal executive officer)


I, Pamela O'Donnell, Chief Financial Officer of HighMark Funds (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  10/5/12                         /s/ Pamela O'Donnell
     ------------------                ---------------------------------------
                                       Pamela O'Donnell, Chief Financial Officer
                                       (principal financial officer)